COLLEGE RETIREMENT EQUITIES FUND
(“CREF”)

SUPPLEMENT NO. 1
dated November 11, 2013
to the Prospectus dated May 1, 2013

PORTFOLIO MANAGEMENT CHANGES

The portfolio management teams of the CREF Bond Market Account (the “Bond Market Account”) and the CREF Social Choice Account (the “Social Choice Account”) have changed. Steven Raab is no longer a member of either account’s portfolio management team. Joseph Higgins, the Bond Market Account’s lead portfolio manager, and John M. Cerra will continue to be portfolio managers for the Bond Market Account. Stephen M. Liberatore, the Social Choice Account’s lead portfolio manager, Philip James Campagna and Anne Sapp will continue to be portfolio managers for the Social Choice Account.

Therefore, on page 59 of the Fund’s Prospectus, Steven Raab should be removed from the Fund’s portfolio management team disclosure where it appears under the headings “BOND MARKET ACCOUNT” and “SOCIAL CHOICE ACCOUNT.”

A14208 (11/13)

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2
Dated November 11, 2013
to the Statement of Additional Information dated May 1, 2013, as supplemented June 24, 2013 (collectively, the “SAI”)

PORTFOLIO MANAGEMENT CHANGES

The portfolio management teams of some of the CREF Accounts have changed. Steven Raab is no longer a member of the respective portfolio management teams for the CREF Bond Market Account and the CREF Social Choice Account. Therefore, the rows containing information regarding Steven Raab set forth within the chart entitled “ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS” on page B-33 of the SAI should be deleted in their entirety.

A14209 (11/13)